UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2011

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (the “Committee”) of the Board of Directors of Orexigen Therapeutics, Inc. (the “Company”) approved bonuses for the 2010 fiscal year to be awarded to the Company’s named executive officers. Bonus awards were based on the Committee’s evaluation of the Company’s performance as well as each individual named executive officer’s performance during the 2010 year. The evaluations for Graham Cooper, Mark Booth, Dr. Preston Klassen and Dr. Dawn Viveash also included input from Michael Narachi, the Company’s President and Chief Executive Officer.

The Committee had previously established target bonus levels for the named executive officers. The target bonus for all named executive officers, except Mr. Narachi, is equal to 50% of their respective base salaries. The target bonus for Mr. Narachi is equal to 75% of his base salary. The total bonuses awarded for the 2010 fiscal year to each named executive officer are as follows:

Named Executive Officer	Title	2010 Annual Merit Bonus
Michael Narachi	President and Chief Executive Officer	$590,625
Graham Cooper	Chief Financial Officer and Treasurer	$160,000
Mark Booth	Chief Commercial Officer	$262,500	*
Preston Klassen, M.D., M.H.S.	Senior Vice President, Global Development	$345,000
Dawn Viveash, M.D.	Senior Vice President, Regulatory	$219,375

*	Includes the $75,000 of Mr. Booth’s Annual Merit Bonus that was awarded in September 2010 in recognition of Mr. Booth’s level of performance and contribution towards the Company’s execution of its Collaboration Agreement with Takeda Pharmaceutical Company Limited on September 1, 2010.

The Committee also approved increases to the annual base salaries for the 2011 fiscal year for the Company’s named executive officers. The 2011 annual base salary increases were based on the Committee’s evaluation of the respective named executive officer’s performance during the 2010 year and the market compensation comparison analysis provided by the Company’s independent compensation consultant. With respect to the named executive officers other than Mr. Narachi, these evaluations included input from Mr. Narachi and with respect to all named executive officers, including Mr. Narachi, these evaluations included additional input from the Company’s independent compensation consultant. The 2011 annual base salaries for the Company’s named executive officers are as follows:

Named Executive Officer	Title	2011 Annual Base Salary
Michael Narachi	President and Chief Executive Officer	$625,000
Graham Cooper	Chief Financial Officer and Treasurer	$340,000
Mark Booth	Chief Commercial Officer	$370,000
Preston Klassen, M.D., M.H.S.	Senior Vice President, Global Development	$370,000
Dawn Viveash, M.D.	Senior Vice President, Regulatory	$330,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: January 20, 2011	By:	/s/ Graham K. Cooper
	Name:	Graham K. Cooper
	Title:	Chief Financial Officer and Treasurer